Exhibit 11 under Form N-1A
                                          Exhibit 23 under Item 601/Reg


                      INDEPENDENT AUDITORS' CONSENT



The Board of Trustees
Evergreen Investment Trust:

We consent to the reference to our firm under the heading "Financial Highlights" in the prospectus of Evergreen International/Global Growth Fund included in the Evergreen Investment Trust's Post-Effective No. 48 to the Registration Statement (No. 2-4560) on Form N-1A.

By: KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Pittsburgh, Pennsylvania
December 27, 1996